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                                                                    EXHIBIT 23


                                [LETTERHEAD]

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 333-03692 and 33-97992.



                                               /s/ ARTHUR ANDERSEN LLP
                                               ----------------------------
                                               ARTHUR ANDERSEN LLP

Los Angeles, California
June 25, 1998